UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 26, 2010 (May 20, 2010)
AMSURG CORP.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

20 Burton Hills Boulevard
Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)
(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As further discussed below in Item 5.07, on May 20, 2010, at the 2010 annual meeting (the “Annual Meeting”) of shareholders of the Company, the shareholders of the Company approved an amendment to the AmSurg Corp. 2006 Stock Incentive Plan, as amended (the “2006 Plan”) to increase the number of shares that may be awarded under the 2006 Plan with respect to awards other than stock options and stock appreciation rights from 940,000 to 1,440,000. The 2006 Plan, as amended, is filed as Exhibit 10.1 to this report and incorporated herein by reference.
A summary of the material terms of the 2006 Plan is set forth on pages 32 to 36 of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2010, and is incorporated herein by reference. That summary and the foregoing description of the 2006 Plan are qualified in their entirety by reference to the text of the 2006 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on May 20, 2010. At the Annual Meeting, James A. Deal, Steven I. Geringer, and Claire M. Gulmi were elected as Class I directors to hold office for a term of three years and until their successors are duly elected and qualified and John W. Popp, Jr., M.D., was elected as a Class III director to hold office for a term of two years and until his successor is duly elected and qualified. In addition, at the Annual Meeting, the shareholders approved the amendment to the 2006 Plan and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
The final voting results of the director elections, approval of the amendment to the 2006 Plan and ratification of the independent registered public accounting firm, which were described in more detail in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 20, 2010, are set forth below.
(1)	Each director was elected as follows:

			BROKER
	FOR	WITHHELD	NON VOTES
James A. Deal	27,142,657	1,018,409	1,236,272
Steven I. Geringer	27,381,499	779,567	1,236,272
Claire M. Gulmi	24,588,947	3,572,119	1,236,272
John W. Popp, Jr., M.D.	27,551,816	609,250	1,236,272
In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	The amendment to the 2006 Plan was approved as follows:

			BROKER
			NON
FOR	AGAINST	ABSTAIN	VOTES
26,119,181	2,034,948	6,937	1,236,272
(3)	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved as follows:

			BROKER
			NON
FOR	AGAINST	ABSTAIN	VOTES
29,133,895	252,683	10,760	0
Item 9.01. Financial Statements and Exhibits.

(d)	10.1	AmSurg Corp. 2006 Stock Incentive Plan, as amended

	10.2	Form of Restricted Share Award Agreement for Non-Employee Directors — 2006 Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Duly Authorized Officer)

Date: May 26, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	AmSurg Corp. 2006 Stock Incentive Plan, As Amended

10.2	Form of Restricted Share Award Agreement for Non-Employee Directors — 2006 Incentive Plan